THE WARRANTS  REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON
EXERCISE  THEREOF HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED  (THE "ACT") OR ANY STATE  SECURITIES  OR BLUE SKY LAWS,  AND MAY NOT BE
OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
THE ACT, (ii) TO THE EXTENT APPLICABLE,  PURSUANT TO RULE 144 UNDER SUCH ACT (OR
ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF  SECURITIES),  OR
(iii) UPON THE  DELIVERY  BY THE HOLDER TO THE  COMPANY OF AN OPINION OF COUNSEL
REASONABLY   SATISFACTORY   TO  THE  COMPANY  STATING  THAT  AN  EXEMPTION  FROM
REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE  RIGHTS OF HOLDERS  OF THE  SECURITIES  EVIDENCED  BY THIS  CERTIFICATE  ARE
SUBJECT TO THE TERMS AND  CONDITIONS SET FORTH IN THAT CERTAIN  INVESTOR  RIGHTS
AGREEMENT  BETWEEN  BIOSYNTECH,  INC.  AND  CERTAIN OF THE HOLDERS OF ITS COMMON
STOCK DATED JUNE 26th,  2002 (AS AMENDED  FROM TIME TO TIME,  THE  "STOCKHOLDERS
AGREEMENT"), A COPY OF WHICH WILL BE PROVIDED BY BIOSYNTECH, INC. AT THE REQUEST
OF THE HOLDER HEREOF.

JUNE 26TH, 2002                                                           No.A-1

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                                BIOSYNTECH, INC.

            This  certifies  that  Business   Development   Bank  of  Canada,  a
corporation duly constituted under the Business  Development Bank of Canada Act, having a place  of  business  at 5,  Place  Ville-Marie,  Suite  1450,  Montreal
(Quebec),  H3B 5E7, and its  successors  and assigns (the  "Holder"),  for value received,  is entitled to purchase from  BioSyntech,  Inc., a  corporation  duly constituted  under  the laws of the State of Nevada  (the  "Company"),  having a place of business at 475,  Armand-Frappier  Blvd., Laval (Quebec),  H7V 4B3, for
cash at a price per share of $0.33 (the "Strike Price") at any time or from time to  time  up to and  including  5:00  p.m.  (Eastern  time)  on [ ],  2007  (the
"Expiration  Date"),  1,000,000  fully  paid  and  nonassessable  shares  of the
Company's Common Stock,  $0.001 par value per share (the "Common  Stock"),  upon surrender to the Company at its principal  office (or at such other  location as the Company may advise the Holder in writing) of this Warrant properly  endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment  in cash or by check of the  aggregate  Strike  Price for the  number of shares for which this Warrant is being  exercised  determined in accordance with the provisions hereof.

            This Warrant is subject to the following terms and conditions.

            1. Exercise; Issuance of Certificates; Payment for Shares.

                1.1 General.  This Warrant is  exercisable  at the option of the
Holder, at any time or from time to time up to and including the Expiration Date for all or any  part of the  shares  of  Common  Stock  which  may be  purchased hereunder.  The Company agrees that the shares of Common Stock  purchased  under this  Warrant  shall be and are deemed to be issued to the Holder  hereof as the record  owner of such  shares as of the close of  business  on the date on which this  Warrant  shall  have been  surrendered  (the  "Exercise  Date"),  properly endorsed, together with the completed,  executed Form of Subscription specifying the number of warrants the Holder wishes to exercise (the "Exercised Warrants"), and payment made for such shares. Certificates for the shares of Common Stock so purchased,  together  with any other  securities or property to which the Holder hereof is entitled upon such  exercise,  shall be delivered to the Holder hereof by the  Company at the  Company's  expense  within a  reasonable  time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares of Common  Stock which may be  purchased  under this
Warrant,  the Company  shall  cancel this  Warrant and execute and deliver a new
Warrant or Warrants of like tenor for the balance of the shares of Common  Stock purchasable  under  the  Warrant  surrendered  to the  Holder  hereof  within  a
reasonable  time.  Each  stock   certificate  so  delivered  shall  be  in  such
denominations  of Common  Stock as may be  reasonably  requested  by the  Holder hereof and shall be registered in the name of such Holder.

                1.2 Net Issue Exercise. Notwithstanding any provisions herein to the  contrary,  if the fair market  value of one share of the  Company's  Common
Stock is greater than the Strike Price (at the date of  calculation as set forth below),  in lieu of  exercising  this Warrant for cash,  the Holder may elect to receive shares of Common Stock equal to the value (as determined  below) of this
Warrant (or the portion  thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly  endorsed Form of
Subscription  and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock  computed  using the  following formula:

                         X = Y(A-B)
                             ------
                               A

            Where        X = the number of shares of Common Stock to be issued
                             to the Holder

                         Y = the number of Exercised Warrants

                         A = the Closing Price on the Exercise Date

                                      -2-

                         B = the Strike Price

                For purposes of the above calculation, the "Closing Price" means the highest  closing  price per Common Share on the closing board lot sale price or, in case no such sale takes place on such date,  the  highest  average of the closing bid and asked prices for each Common Share as reported by the  NASDAQ:BB
or  any  US  or  Canadian  principal  stock  exchange,   principal  consolidated
transaction  reporting  system or  over-the-counter  market on which the  Common
Shares are listed and posted for trading.  If on any such date the Common Shares are not  listed or  admitted  to  trading on any  exchange  or  over-the-counter market,  or the highest  average of the  closing  bid and asked  prices for each
Common  Share  cannot be  obtained,  the  closing  price per share of the Common
Shares on such date shall  mean the fair value per Common  Share on such date as
determined  in  good  faith  by  a  nationally  or  internationally   recognized
investment dealer or investment banker,  acting reasonably and named by the BDC, after consultation with respect to the fair value of the Common Shares.

                2. Shares to be Fully Paid;  Reservation of Shares.  The Company
covenants  and agrees  that all shares of Common  Stock which may be issued upon the exercise of the rights  represented by this Warrant will, upon issuance,  be duly authorized,  validly issued,  fully paid and  nonassessable,  free from all preemptive  rights of any stockholder  and free of all taxes,  liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period  within  which the rights  represented  by this Warrant may be exercised,  the Company will at all times have authorized and reserved,  for the purpose of issue or transfer upon exercise of the subscription  rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common
Stock when and as  required  to provide  for the  exercise in full of the rights represented  by this  Warrant.  The Company  will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed;  provided,  however,  that,  subject to the terms and  conditions set forth in the  present  Warrant,  the  Company  shall not be required to effect a registration  under  federal  or state  securities  laws  with  respect  to such exercise and shall not be responsible  for Holder's  compliance with any banking laws, if  applicable.  If at any time the total number of shares of Common Stock issuable  pursuant hereto,  together with the maximum number of shares of Common
Stock issuable upon conversion, exchange or exercise of (i) all then-outstanding securities  (whether debt or equity) of the Company  convertible or exchangeable for Common Stock and (ii) all then-outstanding  warrants and options to purchase
Common  Stock,  would  exceed  the total  number of shares of Common  Stock then authorized by the  Company's  certificate  of  incorporation  but unissued,  the
Company shall promptly amend its  certificate of  incorporation  to increase the number  of  authorized  shares  of  Common  Stock  such  that  there  shall be a sufficient number of authorized and unissued shares of Common Stock available at all times to effect the exercise hereof.

                                      -3-

            3. Antidilution Adjustments.  The shares of Common Stock purchasable hereunder  shall be subject to adjustment  from time to time upon the occurrence of certain events described in this Section 3.

               3.1  Stock  Dividend,  Split or  Combination.  If at any time the
Company shall (i) pay a dividend in shares of Common Stock,  (ii)  subdivide any outstanding  shares of Common  Stock  into a greater  number of shares of Common
Stock,  (iii)  combine  its  outstanding  shares of Common  Stock into a smaller number of shares of Common  Stock,  or (iv) issue,  by  reclassification  of its shares of Common Stock,  any shares of its capital stock, the amount and type of shares  purchasable upon the exercise of this Warrant  immediately prior thereto shall be adjusted thereafter, until further adjusted pursuant to this Section 3, so that the Holder  shall be entitled to receive  upon  exercise of this Warrant that number and class or series of shares of Common Stock or other capital stock which such Holder  would have owned or have been  entitled to receive  after the happening of such event had such Holder exercised this Warrant immediately prior to the record date, in the case of any such  dividend,  or the effective date in the case of any such subdivision, combination, reclassification, or issuance. An adjustment  made pursuant to this Section 3.1 shall be made whenever any of such events shall occur, but shall become effective,  retroactively after such record date or such  effective  date,  as the case may be, as to any Warrant  exercised between such record date or effective date and the date of happening of any such event.

               3.2 Dividends in Other Stock and Property;  Reclassification.  If
at any time or from time to time the  holders of Common  Stock (or any shares of stock or other  securities  at the time  receivable  upon the  exercise  of this
Warrant)  shall have  received or become  entitled to receive,  without  payment therefor,

                   (A) any shares of stock or other  securities which are at any time directly or indirectly  convertible  into or exchangeable for Common Stock, or any rights or options to subscribe for,  purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                   (B)  any  cash  paid  or  payable  otherwise  than  as a cash dividend, or

                   (C)  additional   stock  or  other   securities  or  property
(including cash) by way of spin-off, split-up, reclassification,  combination of shares  or  similar  corporate  rearrangement  (other  than an event  for  which adjustment is otherwise  made  pursuant to Section 3.3 below),  then and in each such case,  the Holder  hereof  shall,  upon the  exercise of this  Warrant,  be entitled  to  receive,  in  addition  to the  number of  shares of Common  Stock receivable  thereupon,  and  without  payment  of any  additional  consideration therefor, the amount of stock and other securities and property (other than cash paid or payable as a cash dividend)  which such Holder would hold on the date of such  exercise  had he been the holder of record of such Common  Stock as of the date on which  holders of Common  Stock  received or became  entitled to receive such other shares of stock and other securities and property.

                                      -4-

               3.3 Reorganization,  Reclassification,  Consolidation,  Merger or
Sale.  If any  reorganization  of the  capital  stock  of  the  Company,  or any consolidation or merger of the Company with another corporation,  or the sale of all or substantially all of its assets to another  corporation shall be effected in such a way that holders of Common  Stock shall be entitled to receive  stock, securities,  or  other  assets  or  property,  then,  as  a  condition  of  such reorganization,  reclassification,  consolidation,  merger or sale,  lawful  and adequate  provisions  shall be made whereby the Holder  hereof shall  thereafter have the right to  purchase  and  receive  (in lieu of the  shares of the Common
Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented  hereby) such shares of stock,  securities or other  assets or  property  as may be issued or  payable  with  respect to or in exchange  for a number of  outstanding  shares of such Common Stock equal to the
number  of  shares  of  such  stock  immediately   theretofore  purchasable  and
receivable  upon  the  exercise  of  the  rights  represented   hereby.  In  any
reorganization  described  above,  appropriate  provisions  shall  be made  with respect  to the rights and  interests  of the Holder of this  Warrant to the end that the  provisions  hereof  (including,  without  limitation,  provisions  for adjustments of the number of shares of Common Stock  purchasable  and receivable upon the exercise of this Warrant) shall thereafter be applicable,  as nearly as may be, in  relation  to any shares of stock,  securities  or assets  thereafter deliverable  upon the  exercise  hereof.  The  Company  will not effect any such consolidation,  merger or sale unless,  prior to the consummation  thereof,  the
successor   corporation  (if  other  than  the  Company)   resulting  from  such
consolidation or the corporation  purchasing such assets shall assume by written instrument,  executed and mailed or delivered to the registered Holder hereof at the last  address of such  Holder  appearing  on the books of the  Company,  the obligation to deliver to such Holder such shares of stock,  securities or assets as, in accordance with the foregoing provisions,  such Holder may be entitled to purchase.

               3.4 Below Strike Price  Issuances.  In the event that the Company shall,  during  the  period  commencing  on the  Closing  Date and ending on the
Exercise Date:

                   (A) issue additional  shares of Common Stock (the "Additional
Shares") for a consideration per share less than the Strike Price,

                   (B) issue any options, warrants or other rights entitling the holder  thereof  to  subscribe  for or  purchase  Additional  Shares  (each,  an
"Option") or other  securities of the Company  convertible or  exchangeable  for
Additional  Shares (each, a "Convertible  Security") at a price per share which, when added to the amount of consideration  received or receivable by the Company for such Options or Convertible Securities, is less than the Strike Price,

            then  and  in  such  event,  the  Strike  Price  shall  be  reduced, concurrently  with  such  issue,  to a price  equal to the  price  paid for such
Additional Shares.

                                      -5-

                   (C) For purposes of  determining  the  adjusted  Strike Price under this Section 3.4, the following shall be applicable:

               (i)Issuance  of Rights or  Options.  If the Company in any manner grants  or sells any  Option  and the  lowest  price per share for which any one share of Common Stock is issuable upon the exercise of any such Option,  or upon conversion or exchange of any Convertible Security issuable upon exercise of any such Option,  plus the purchase price per share of such Option, is less than the
Strike Price in effect  immediately prior to the time of the granting or sale of such Option,  then such share of Common Stock shall be deemed to be  outstanding and to have been an Additional  Share issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this  subsection,  the "lowest price per share for which any one share of Common
Stock  is  issuable"  shall  be  equal  to  the  sum of the  lowest  amounts  of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the  Option and upon  conversion  or  exchange  of any  Convertible  Security issuable upon exercise of such Option. No further adjustment of the Strike Price shall be made upon the actual  issue of such  Common  Stock or such  Convertible
Security  upon the  exercise  of such  Options or upon the actual  issue of such
Common Stock upon conversion or exchange of such Convertible Security.

               (ii) Issuance of  Convertible  Securities.  If the Company in any
manner issues or sells any  Convertible  Security and the lowest price per share for which any one share of Common Stock is issuable upon  conversion or exchange thereof is less than the Strike Price in effect immediately prior to the time of such  issue or sale,  then  such  share of  Common  Stock  shall be deemed to be outstanding and to have been an Additional  Share issued and sold by the Company at the time of the  issuance  or sale of such  Convertible  Securities  for such price per share.  For the  purposes of this  subsection,  the "lowest  price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest  amounts of  consideration  (if any) received or receivable by the Company  with  respect to any one share of Common Stock upon the issuance or sale of the  Convertible  Security and upon the  conversion  or exchange of such
Convertible  Security.  No further  adjustment of the Conversion  Price shall be made upon the actual issue of such Common Stock upon  conversion  or exchange of any  Convertible  Security,  and if any such  issue or sale of such  Convertible
Security  is made upon  exercise of any  Options  for which  adjustments  of the
Strike  Price had been or are to be made  pursuant to other  provisions  of this
Section 3.4, no further  adjustment  of the Strike Price shall be made by reason of such issue or sale.

               (iii) Change in Option Price or Conversion  Rate. If the purchase price provided for in any Option, the additional  consideration (if any) payable upon the issue,  conversion or exchange of any Convertible  Security or the rate at which any Convertible Security is convertible into or exchangeable for Common
Stock changes at any time, the Strike Price in effect at the time of such change shall be  adjusted  immediately  to the Strike  Price  which  would have been in effect at such time had such Option or Convertible  Security originally provided

                                      -6-

for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such  adjustment  of the Strike  Price would result in an increase in the Strike
Price then in effect,  such adjustment shall not be effective until fifteen (15)
days after written notice thereof has been given to all Holders.

               (iv)  Treatment of Expired  Options and  Unexercised  Convertible
Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any  Convertible  Security  without the exercise of any such
Option or right,  the Strike  Price then in effect  hereunder  shall be adjusted immediately  to the Strike  Price which would have been in effect at the time of such expiration or termination had such Option or Convertible  Security,  to the extent  outstanding  immediately prior to such expiration or termination,  never been issued; provided that no such readjustment under this clause shall have the effect of  increasing  the Strike Price to an amount which  exceeds the lower of the Strike Price on the original adjustment date, or the Strike Price that would have  resulted  from any other  adjustment  under this  Section  3.4 between the original adjustment date and such readjustment date.

               (v)Calculation  of Consideration  Received.  If any Common Stock,
Option or  Convertible  Security is issued or sold or deemed to have been issued or sold for cash, the consideration  received therefor shall be deemed to be the amount  received by the Company  therefor  (net of  discounts,  commissions  and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a  consideration  other than cash,  the amount of the  consideration other than cash  received by the Company  shall be the fair market value of such consideration,  except where such consideration consists of securities, in which case the amount of  consideration  received by the Company  shall be the Closing
Price  thereof  as of the  date of  receipt.  If any  Common  Stock,  Option  or
Convertible  Security  is issued to the  owners of the  non-surviving  entity in connection  with any merger in which the Company is the  surviving  corporation, the  amount of  consideration  therefore  shall be deemed to be the fair  market value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible  Security, as the case may be.  The fair  market  value of any  consideration  other than cash and securities  shall be determined  jointly by the Corporation and the Holders.  If such parties are unable to reach agreement  within a reasonable  period of time, the  fair  market  value  of  such  consideration  shall  be  determined  by  an independent appraiser experienced in valuing such types of consideration jointly selected by the Company and the Holders.  The  determination  of such  appraiser shall be final and binding upon the  parties,  and the fees and expenses of such appraiser shall be borne by the Company.

               (vi)  Integrated  Transactions.  In case any  Option is issued in connection with the issue or sale of other  securities of the Company,  together comprising one  integrated  transaction  in which no specific  consideration  is allocated to such Option by the parties  thereto,  the Option shall be deemed to have been issued for a consideration of $.01.

                                      -7-

               (vii)  Treasury  Shares.  The  number of  shares of Common  Stock outstanding  at any given time shall not include  shares owned or held by or for the account of the Company or any Subsidiary,  and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (viii)  No   Adjustment  to   Conversion   for  Certain   Events.
Notwithstanding  the foregoing  Section 3.4(C),  there shall be no adjustment in the Strike  Price as a result of any issue or sale (or deemed  issue or sale) of
Common Stock to  employees,  directors  and  consultants  of the Company and its
Subsidiaries  pursuant to stock option plans and stock  ownership plans approved by the Company's Board of Directors (as such number of shares is proportionately adjusted for subsequent stock splits,  combinations and dividends  affecting the
Common Stock).

               3.5 Notice of Adjustment.  Upon any  adjustment  pursuant to this
Section 3, the Company shall give written notice  thereof,  by first class mail, postage  prepaid,  addressed  to the  registered  Holder of this  Warrant at the address of such Holder as shown on the books of the  Company,  and, in case of a
Holder with an address of record outside of the United States, by facsimile, and confirmed  in  writing  by first air  mail.  The  notice  shall be signed by the
Company's chief financial officer and shall state the nature of such adjustment, setting forth in reasonable  detail the method of effecting the  adjustment  and the facts upon which such adjustment is based. If at any time in addition to any of the  adjustments  set forth in this  Section 3, an  increase in the number of authorized and unissued shares of Common Stock is required pursuant to Section 2 hereof,  the Company shall  promptly  provide to the Holder a certificate of the
Secretary  of the  Company  certifying  that the  requisite  number of shares of
Common Stock have been authorized to permit the exercise of the Warrant.

               3.6 Other Notices. If at any time:

                   (A) the  Company  shall  declare any cash  dividend  upon its
Common Stock;

                   (B) the Company  shall  declare any dividend  upon its Common
Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

                   (C) the Company shall offer for  subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                   (D)   there   shall   be  any   capital   reorganization   or
reclassification of the capital stock of the Company; or consolidation or merger of the Company;  or  consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                   (E) there shall be a voluntary  or  involuntary  dissolution, liquidation or winding-up of the Company;

                                      -8-

then,  in any one or more of said cases,  the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) to the extent possible, at least ten (10) business  days' prior written  notice (by the method set forth in
Section 3.5 above) of the date on which the books of the Company  shall close or a record shall be taken for such dividend,  distribution or subscription  rights or for  determining  rights  to  vote in  respect  of any  such  reorganization, reclassification,  consolidation,  merger,  sale,  dissolution,  liquidation  or winding-up,  and (b) in the case of any such  reorganization,  reclassification, consolidation,  merger, sale, dissolution,  liquidation or winding-up,  at least ten (10) business days' prior written notice to the extent  possible of the date when the same  shall  take  place.  Any  notice  given  in  accordance  with the foregoing  clause  (a) shall  also  specify,  in the case of any such  dividend, distribution  or  subscription  rights,  the date on which the holders of Common
Stock  shall be  entitled  thereto.  Any  notice  given in  accordance  with the foregoing  clause (b) shall also specify the date on which the holders of Common
Stock shall be entitled to exchange  their Common Stock for  securities or other property deliverable upon such reorganization, reclassification,  consolidation, merger, sale, dissolution,  liquidation,  winding-up or conversion,  as the case may be.

               3.7 Certain Events. If any change in the outstanding Common Stock or the capital  structure of the Company occurs as to which the other provisions of this Section 3 are not strictly  applicable or if strictly  applicable  would not  fairly  protect  the  purchase  rights  of the  Holder  of the  Warrant  in accordance  with such  provisions,  then the Board of  Directors  of the Company shall make an  adjustment  in the number  and class of shares  purchasable  upon exercise of this Warrant or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the
Holder of the Warrant upon exercise for the same aggregate  Stock Purchase Price the total number, and kind of shares as he would have owned had the Warrant been exercised  prior to the event and had he  continued  to hold such  shares  until after the event requiring adjustment.

            4. Transfer Tax. The issuance of  certificates  for shares of Common
Stock upon the  exercise  of the  Warrant  shall be made  without  charge to the
Holder of the Warrant for any  transfer  tax (other than any  applicable  income taxes) in respect  thereof;  provided,  however,  that the Company  shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

            5. Closing of Books.  The Company will at no time close its transfer books  against  the  transfer  of any  Warrant or of any shares of Common  Stock issued  or  issuable  upon the  exercise  of any  warrant  in any  manner  which interferes  with the timely  exercise of this Warrant,  subject to the Company's right to require compliance with the Stockholders Agreement and applicable state and federal securities laws and communications laws.

                                      -9-

            6. No Voting or Dividend Rights;  Limitations of Liability.  Nothing
contained in this  Warrant  shall be  construed  as  conferring  upon the Holder hereof the right to vote or to consent or to receive  notice as a stockholder of the Company or any other matters or any rights  whatsoever  as a stockholder  of the Company.  No dividends or interest shall be payable or accrued in respect of this  Warrant  or the  interest  represented  hereby or the  shares  purchasable hereunder  until  and only to the  extent  that  this  Warrant  shall  have been exercised.  No provisions  hereof,  in the absence of affirmative  action by the
Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder  hereof,  shall give rise to any liability of such Holder for the Stock  Purchase  Price or as a  stockholder  of the Company, whether such liability is asserted by the Company or by its creditors.

            7. Transfer and Exchange.  This Warrant and all rights hereunder are transferable,  in whole or in part,  subject to compliance  with the  Investors'
Rights  Agreement,  applicable  state and  federal  securities  laws.  If such a proposed transfer is effected,  this Warrant is transferable on the books of the
Company maintained for such purpose at its principal office referred to above by the Holder hereof in person or by duly  authorized  attorney,  upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental  charge imposed upon such transfer.  Each taker and holder of this  Warrant,  by taking or holding  the same,  consents  and agrees  that this
Warrant,  when endorsed in blank,  shall be deemed negotiable and that when this
Warrant  shall have been so  endorsed,  the Holder  hereof may be treated by the
Company and all other  persons  dealing with this Warrant as the absolute  owner hereof  for any  purpose  and as the  person  entitled  to  exercise  the rights represented hereby, any notice to the contrary  notwithstanding;  but until such transfer on such books,  the Company may treat the  registered  Holder hereof as the owner for all purposes.

            8.  Registration  Rights.  If the  Company at any time  proposes  to register any of its securities  under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both
(except  with  respect  to  registration  statements  on Forms  S-4,  S-8 or any successor to such forms or another form not available for registering the Common
Stock issuable pursuant to this Warrant for sale to the public),  each such time it will promptly  give written  notice to Holder of its intention so to do. Upon the written request of Holder,  received by the Company within fifteen (15) days after the giving of any such notice by the  Company,  to register  any or all of the  shares  of  Common  Stock  issuable  pursuant  to this  Warrant  or  issued previously pursuant to this Warrant (the "Registrable Securities"),  the Company will use its  best  efforts  to cause  the  Registrable  Securities  as to which registration shall have been so requested to be included in the securities to be covered by the registration  statement proposed to be filed by the Company,  all to the extent  requisite to permit the sale or other  disposition  by the holder
(in  accordance  with its written  request) of such  Registrable  Securities  so registered.  If the  registration  of which the  Company  gives  notice is for a registered  public  offering  involving an  underwriting,  the Company  shall so advise the holders of  Registrable  Securities  as a part of the written  notice given  pursuant  to this  Section  8. In such  event the right of any  holder of

                                      -10-

Registrable  Securities  to  registration  pursuant  to this  Section 8 shall be conditioned upon such holder's  participation in such underwriting to the extent provided herein.  All security holders  proposing to distribute their securities through  such  underwriting  shall  (together  with the  Company)  enter into an underwriting  agreement in customary form with the  underwriter or  underwriters selected for  underwriting  by the Company.  Neither the Holder nor any security holder may participate in any  underwritten  distribution  hereunder unless such
Holder  (i) agrees to sell such  Holder's  Registrable  Securities  on the basis provided in any  underwriting  arrangements  in usual and customary form entered into by the Company,  (ii) completes and executes all questionnaires,  powers of attorney,  indemnities,  underwriting  agreements and other documents reasonably required under the terms of such underwriting arrangements,  (iii) agrees to pay its pro  rata  share  of all  underwriting  discounts  and  commissions  and any expenses in excess of those  payable by the Company,  and (iv) complies with all applicable laws in connection therewith.

            Notwithstanding  any  other  provision  of  this  Section  8, if the underwriter determines that marketing factors require a limitation on the number of shares to be  underwritten,  the  underwriter  may (subject to the allocation priority set forth below) exclude from such  registration and underwriting  some or all of the securities which would otherwise be underwritten  pursuant hereto.
The  Company  shall so advise  the  Holder of any  limitations  on the number of shares to be underwritten. Notwithstanding the foregoing provisions, the Company may withdraw any  registration  statement  referred to in this Section 8 without thereby incurring any liability to the Holder. If the Holder  disapproves of the terms of any such  underwriting,  it may elect to withdraw  therefrom by written notice to the Company and the underwriter.  Any Registrable  Securities or other securities  excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            Any exclusion of Registrable Securities shall be made pro rata among those seeking to include Registrable Securities,  in proportion to the number of
Registrable Securities sought to be included by such security holders; provided, however,  that the Company shall not exclude any Registrable  Securities  unless the Company has first excluded all outstanding securities,  the holders of which are not entitled to inclusion of such securities in a registration  statement or are not entitled to pro rata inclusion with the Registrable Securities;

            9. Rule 144 Reporting.  With a view to making available the benefits of certain  rules and  regulations  of the SEC which may at any time  permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times the Company agrees to:

               9.1 Make and keep public  information  available,  as those terms are  understood  and  defined  in Rule  144  under  the  Securities  Act (or any successor rule);

               9.2 Use its best efforts to file with the SEC in a timely  manner all reports and other documents required of the Company under the Act; and

                                      -11-

               9.3 Furnish to each holder of  Registrable  Securities  forthwith upon request a written  statement by the Company as to its  compliance  with the reporting  requirements  of such Rule 144 (or any successor  rule) and a copy of the most  recent  annual or  quarterly  report of the  Company,  and such  other reports and  documents  so filed by the  Company as such  holder may  reasonably request in availing  itself of any rule or  regulation  of the SEC allowing such holder to sell any Registrable Securities without registration.

            10.  Modification and Waiver.  This Warrant and any provision hereof may be changed,  waived,  discharged  or  terminated  only by an  instrument  in writing signed by the party against which enforcement of the same is sought.

            11.  Notices.  Any  notice,  request or other  document  required or permitted to be given or delivered to the holder  hereof or the Company shall be delivered  or shall be sent by certified  mail,  postage  prepaid,  to each such holder at its  address as shown on the books of the Company or to the Company at the address  indicated  therefor in the first  paragraph of this Warrant or such other  address as either may from time to time provide to the other and shall be sent to any such  holder  located  outside  of the  United  States by  facsimile confirmed in writing by first air mail.

            12. Binding Effect on Successors. This Warrant shall be binding upon any corporation  succeeding the Company by merger,  consolidation or acquisition of all or substantially all of the Company's  assets.  All of the obligations of the Company  relating to the Common  Stock  issuable  upon the  exercise of this
Warrant shall survive the exercise and  termination of this Warrant.  All of the covenants  and  agreements  of the  Company  shall  inure to the  benefit of the successors and assigns of the holder hereof.

            13. Descriptive Headings and Governing Law. The description headings of the  several  sections  and  paragraphs  of this  Warrant  are  inserted  for convenience  only and do not  constitute  a part of this  Warrant.  This Warrant shall be  construed  and  enforced  in  accordance  with,  and the rights of the parties shall be governed by, the laws of the Province of Quebec and the laws of
Canada applicable therein.

            14. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence  reasonably  satisfactory to the Company of the loss, theft, destruction,  or mutilation of this Warrant and, in the case of any such loss,  theft or  destruction,  upon receipt of an indemnity  reasonably satisfactory  to  the  Company,  or in the  case  of any  such  mutilation  upon surrender and cancellation of such Warrant,  the Company,  at its expense,  will make and  deliver a new  Warrant,  of like tenor,  in lieu of the lost,  stolen, destroyed or mutilated Warrant.

                            [Signature Pages Follow]

                                      -12-

            IN WITNESS  WHEREOF,  the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 26th day of June, 2002.

                        BIOSYNTECH, INC.
                        a Nevada corporation

                        /s/ Amine Selmani
                        ------------------------------
                        Name: Amine Selmani
                        Title:      CEO

Exhibit A

                                SUBSCRIPTION FORM

                                                                 Date: _________

Ladies and Gentlemen:

            The undersigned  hereby  irrevocably  elects to exercise the warrant issued to it by BioSyntech,  Inc. (the "Company"),  dated _________,  2002, (the
"Warrant")  to purchase  thereunder  _______  shares of the Common  Stock of the
Company (the  "Shares"),  at a purchase  price of _____  ($0.__) per share or an aggregate  purchase price of  _______________________________  Dollars ($ ) (the
"Purchase Price").

            Pursuant to the terms of the Warrant the  undersigned  has delivered the  Purchase  Price  herewith  in full in cash or by  certified  check  or wire transfer.  The  undersigned  also  makes  the  representations  set forth on the attached Exhibit B of the Warrant.

                                                 Very truly yours,

                                                 By:
                                                    ----------------------------
                                                 Title:
                                                    ----------------------------

                                    EXHIBIT B

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO BIOSYNTECH, INC., ALONG
WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE
WARRANT CERTIFICATE DATED __________, 2002 WILL BE ISSUED.

                          ----------------------------

BioSyntech, Inc.
Attention:   President

            The undersigned  ___________________________  ("Purchaser"), intends to acquire up to  ___________________  shares of the Common  Stock (the  "Common
Stock") of BioSyntech,  Inc., a Nevada  corporation  (the  "Company"),  from the
Company  pursuant to the exercise of a certain  Warrant to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public  offering and pursuant to an exemption from  registration under  the  Securities  Act of 1933,  as  amended  (the  "Securities  Act")  and applicable  state securities laws. In connection with such purchase and in order to comply with the  exemptions  from  registration  relied upon by the  Company,
Purchaser represents, warrants and agrees as follows:

            Purchaser is acquiring the Common Stock for its own account, to hold for  investment,  and  Purchaser  shall  not make any  sale,  transfer  or other disposition  of the  Common  Stock in  violation  of the  Securities  Act or the
General  Rules and  Regulations  promulgated  thereunder by the  Securities  and
Exchange  Commission  (the  "SEC")  or in  violation  of  any  applicable  state securities law.

            Purchaser  has been  advised  that  the  Common  Stock  has not been registered for initial  issuance  under the  Securities Act or state  securities laws on the ground that this transaction is exempt from  registration,  and that reliance by the Company on such  exemptions is predicated in part on Purchaser's representations set forth in this letter.

            Purchaser  has been  informed  that  under  the  Securities  Act and applicable  state  securities  laws, the Common Stock must be held  indefinitely unless it is  subsequently  registered  under the  Securities Act and applicable state  securities  laws,  or  unless an  exemption  from  such  registration  is available  with respect to any proposed  transfer or disposition by Purchaser of the Common Stock.

            Purchaser also  understands  and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

            THE  SECURITIES   EVIDENCED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
            REGISTERED  UNDER THE SECURITIES  ACT OF 1933, AS AMENDED,  OR UNDER
            ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES MAY
            NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
            EXEMPTION  THEREFROM  UNDER SUCH ACT AND UNDER ANY APPLICABLE  STATE
            SECURITIES OR BLUE SKY LAWS.

            Purchaser  has  carefully  read this  letter and has  discussed  its requirements  and other applicable  limitations  upon Purchaser's  resale of the
Common Stock with Purchaser's counsel.

                                               Very truly yours,

                                         ------------------------------
                                             (Purchaser)

                                         By:
                                            ------------------------------------
                                         Title:
                                            ------------------------------------

                                      -16-